UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 3, 2014

     W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15202	22-1867895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

475 Steamboat Road, Greenwich, CT                 06830
    (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:            (203) 629-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.
As previously disclosed in W. R. Berkley Corporation’s (the “Company’s") Form 10-Q for the quarterly period ended September 30, 2013, a policyholder of one of Company’s insurance subsidiaries had been found to be liable for substantial damages relating to a severe automobile accident. On February 3, 2014, the trial judge issued a Memorandum of Decision and Order and found, among other things, that the amount of jury’s damage award was excessive and vacated the award in its entirety. The insured’s motion for a new trial to determine the amount of damages and the allocation of responsibility among the parties was granted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

	By:	/s/ Eugene G. Ballard
		Name:	Eugene G. Ballard
		Title:	Senior Vice President – Chief Financial Officer

Date: February 3, 2014